UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22491

Legg Mason BW Global Income Opportunities Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2017

LEGG MASON

BW GLOBAL INCOME

OPPORTUNITIES FUND INC.

(BWG)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Global Income Opportunities Fund Inc. for the six-month reporting period ended April 30, 2017. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On February 13, 2017, Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) (NYSE: BWG) announced that the Board of Directors of the Fund had approved a modification to an investment policy, effective immediately. The Fund modified a non-fundamental investment policy to permit the Fund to invest up to 55% of its assets in securities rated below investment grade. Under the previous investment policy, the Fund was permitted to invest up to 35% of its assets in securities rated below investment grade. The revised investment policy is intended to give Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s subadviser, flexibility to manage duration more effectively and opportunistically add additional income to the Fund’s portfolio. The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed-income securities. The Fund’s investment objectives and principal investment strategy will not change.

In addition, effective February 10, 2017, Anujeet Sareen joined the portfolio management team of the Fund. The investment professionals at Brandywine who are primarily responsible for development of investment strategy, day-to-day portfolio management and oversight, and coordination of the Fund are David F. Hoffman, CFA, Stephen S. Smith, Jack P. McIntyre, CFA, Anujeet Sareen, CFA, Gerhardt (Gary) P. Herbert, CFA, Brian L. Kloss, JD, CFA, Regina Borromeo and Tracy Chen, CFA. For more information, please call 1-888-777-0102 or consult our website at www.lmcef.com.

II	Legg Mason BW Global Income Opportunities Fund Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

May 31, 2017

Legg Mason BW Global Income Opportunities Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended April 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2016 U.S. gross domestic product (“GDP”)i growth was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s second reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.2%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures.

Job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on April 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In April 2017, 22.6% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Turning to the global economy, in its April 2017 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade….Stronger activity and expectations of more robust global demand, coupled with agreed restrictions on oil supply, have helped commodity prices recover from their troughs in early 2016….If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.7%, the same as in 2016. Japan’s economy is expected to expand 1.2% in 2017, compared to 1.0% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

IV	Legg Mason BW Global Income Opportunities Fund Inc.

Market review

Q. How did the Federal Reserve Board (the “Fed”)iii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiv at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.” Finally, at its meeting that concluded on May 3, 2017 — after the reporting period ended — the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In December 2015, before the reporting period began, the ECB extended its €60 billion-per-month bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase €60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of Englandvi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10% and kept rates on hold during the reporting period. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Treasury yields moved sharply higher after the November 2016 U.S. presidential elections given expectations for improving growth and higher inflation. While they subsequently fell from their peak in mid-March 2017, all told short- and long-term Treasury yields moved higher overall during the six months ended April 30, 2017. Two-year Treasury yields began the reporting period at 0.86% and ended the period at 1.28%. Their low for the period of 0.80% occurred on November 4, 2016, and their peak of 1.40% took place on March 13 and March 14, 2017. Ten-year Treasury yields began the reporting period at 1.84% and ended the period at 2.29%. Their low of 1.79% occurred on November 4, 2016,

Legg Mason BW Global Income Opportunities Fund Inc.	V

Investment commentary (cont’d)

and their peak of 2.62% occurred on March 13, 2017.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given signs of generally modest global growth, questions regarding future Fed monetary policy, the aforementioned U.S. elections and several geopolitical issues. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexix, returned -0.67% during the six months ended April 30, 2017. Within the U.S. bond market, lower rated corporate bonds generated the best returns during the reporting period.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)x returned 2.65% during the six months ended April 30, 2017. The asset class fell sharply in November 2016, as demand was weak against a backdrop of rising interest rates in the U.S. and a sharp rally by the U.S. dollar. However, the asset class then rallied over the last five months of the period. This turnaround was triggered by improving investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar.

Performance review

For the six months ended April 30, 2017, Legg Mason BW Global Income Opportunities Fund Inc. returned 2.33% based on its net asset value (“NAV”)xi and 5.09% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Bloomberg Barclays Global Aggregate Indexxii, returned -1.63% for the same period. The Lipper Global Income Closed-End Funds Category Averagexiii returned 5.65% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share. As of April 30, 2017, the Fund estimates that all of the distributions constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of April 30, 2017. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2017 (unaudited)
Price Per Share	6-Month Total Return**
$14.82 (NAV)	2.33	%†
$13.02 (Market Price)	5.09	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

VI	Legg Mason BW Global Income Opportunities Fund Inc.

expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “BWG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XBWGX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Legg Mason BW Global Income Opportunities Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

May 31, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

Fixed income securities are subject to various risks, including but not limited to, credit, inflation, income, prepayment and interest rate risks. As interest rates increase, the value of fixed income securities decrease. Fixed income securities rated below investment grade are commonly referred to as “high yield” securities or “junk” bonds and are subject to greater liquidity and credit risks (risk of default) than higher-rated securities. Fixed income securities rated C or lower by Moody’s Investor Service,

Legg Mason BW Global Income Opportunities Fund Inc.	VII

Investment commentary (cont’d)

Inc., CCC or lower by Standard & Poor’s Corporation Ratings Group or CC or lower by Fitch Ratings, Inc. or comparably rated by another NRSRO or, if unrated, determined by Brandywine to be of comparable quality are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions and/or to be in default or not current in the payment of interest or principal. Ratings may not accurately reflect the actual credit risk associated with a corporate security. International investments involve certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions which could increase volatility. These risks are magnified in emerging or developing markets. Mortgage-backed securities are subject to additional risks, including prepayment risk, which can limit the potential gains in a declining interest rate environment. The Fund may invest in foreign currencies or currency derivatives which may increase the risk and volatility of the Fund.

The Fund may invest in illiquid securities and securities/investments that have a leveraging effect on the portfolio which will increase the risks of the Fund. The Fund’s use of leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use by the Fund of derivatives such as options, forwards or futures contracts for investment and/or risk management purposes may subject the Fund to risks associated with short economic exposure through such derivatives. Taking a short economic position through derivatives exposes the Fund to the risk that it will be obligated to make payments to its counterparty if the underlying asset appreciates in value, thus resulting in a loss to the Fund. The Fund’s loss on a short position, whether caused by the use of derivatives or otherwise, theoretically could be unlimited.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VIII	Legg Mason BW Global Income Opportunities Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

ix

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xii	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

Legg Mason BW Global Income Opportunities Fund Inc.	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2017 and October 31, 2016 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	1

Schedule of investments (unaudited)

April 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 74.1%
Argentina — 0.6%
Republic of Argentina, Bonds	18.200%	10/3/21	25,660,000	ARS	$1,822,341
Brazil — 27.9%
Federative Republic of Brazil, Notes	10.000%	1/1/21	55,485,000	BRL	17,498,484
Federative Republic of Brazil, Notes	10.000%	1/1/23	99,795,000	BRL	31,227,433
Federative Republic of Brazil, Notes	10.000%	1/1/27	122,900,000	BRL	38,004,326
Total Brazil					86,730,243
India — 6.9%
Republic of India, Senior Bonds	8.170%	12/1/44	1,300,000,000	INR	21,542,918
Indonesia — 11.2%
Republic of Indonesia, Senior Bonds	8.375%	3/15/24	65,100,000,000	IDR	5,254,809
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	50,000,000,000	IDR	4,086,953
Republic of Indonesia, Senior Bonds	7.000%	5/15/27	26,213,000,000	IDR	1,960,714
Republic of Indonesia, Senior Bonds	9.000%	3/15/29	120,400,000,000	IDR	10,152,821
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	69,800,000,000	IDR	5,566,614
Republic of Indonesia, Senior Bonds	8.750%	2/15/44	96,900,000,000	IDR	7,929,029
Total Indonesia					34,950,940
Mexico — 21.2%
United Mexican States, Senior Bonds	10.000%	11/20/36	355,000,000	MXN	23,474,759
United Mexican States, Senior Bonds	8.500%	11/18/38	96,600,000	MXN	5,621,814	(a)
United Mexican States, Senior Bonds	7.750%	11/13/42	680,271,500	MXN	36,737,787	(a)
Total Mexico					65,834,360
South Africa — 6.3%
Republic of South Africa, Bonds	6.500%	2/28/41	369,330,000	ZAR	19,743,661
Total Sovereign Bonds (Cost — $260,948,391)					230,624,463
Collateralized Mortgage Obligations — 11.1%
Banc of America Commercial Mortgage Trust, 2017-BNK3 XA	1.302%	2/15/50	44,952,413		3,727,814	(b)
Bank, 2017-BNK4 XA, IO	1.463%	5/15/50	4,816,677		499,677	(b)
Bank of America Merrill Lynch Large Loan Inc., 2016-FR15 A	5.762%	10/26/47	2,803,355		2,890,845	(b)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-HQA2 M3	6.141%	11/25/28	2,000,000		2,286,111	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-HQA1 B1	5.991%	8/25/29	1,000,000		994,639	(b)
Federal National Mortgage Association (FNMA) — CAS, 2016-C03 1M2	6.291%	10/25/28	1,800,000		2,064,114	(b)
FREMF Mortgage Trust, 2012-K706 C	4.169%	11/25/44	1,835,000		1,873,826	(b)(c)
FREMF Mortgage Trust, 2013-K29 C	3.481%	5/25/46	1,020,000		990,218	(b)(c)

See Notes to Financial Statements.

2	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — continued
FREMF Mortgage Trust, 2015-K720 B	3.505%	7/25/22	1,475,000		$1,482,020	(b)(c)
FREMF Mortgage Trust, 2015-K721 C	3.681%	11/25/47	1,000,000		913,917	(b)(c)
GS Mortgage Securities Trust, 2013-GC10 XA, IO	1.591%	2/10/46	17,898,427		1,241,268	(b)
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-FRR1 B707	2.010%	1/27/47	3,250,000		3,099,886	(c)
Paragon Mortgages PLC, 2015X BB	0.224%	12/15/39	3,096,000	EUR	2,791,172	(b)(d)
RMAC Securities PLC, 2006-NS2X M2C	0.112%	6/12/44	1,491,006	EUR	1,448,101	(b)(d)
RMAC Securities PLC, 2006-NS4X M1A	0.646%	6/12/44	2,259,463	GBP	2,685,765	(b)(d)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.000%	6/22/40	966,693	EUR	1,013,259	(b)(d)
WF-RBS Commercial Mortgage Trust, 2012-C6 XA, IO	2.310%	4/15/45	33,252,395		2,576,878	(b)(c)
WF-RBS Commercial Mortgage Trust, 2013-C15 XA, IO	0.664%	8/15/46	85,239,155		1,996,003	(b)
Total Collateralized Mortgage Obligations (Cost — $34,074,830)					34,575,513
Corporate Bonds & Notes — 54.3%
Consumer Discretionary — 6.2%
Automobiles — 0.6%
Fiat Chrysler Automobiles NV, Senior Notes	5.250%	4/15/23	1,850,000		1,910,125	(a)
Diversified Consumer Services — 0.3%
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	870,000		866,216	(a)
Hotels, Restaurants & Leisure — 1.1%
International Game Technology PLC, Senior Secured Notes	6.500%	2/15/25	1,200,000		1,320,000	(a)(c)
McDonald’s Corp., Senior Notes	3.625%	5/1/43	1,000,000		896,806	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	6.125%	8/15/21	1,265,000		1,281,862	(a)(c)
Total Hotels, Restaurants & Leisure					3,498,668
Media — 3.5%
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,030,000		1,055,750	(a)
CSC Holdings LLC, Senior Bonds	5.250%	6/1/24	1,130,000		1,146,238	(a)
DISH DBS Corp., Senior Notes	5.000%	3/15/23	1,665,000		1,673,325	(a)
Sinclair Television Group Inc., Senior Notes	5.625%	8/1/24	2,000,000		2,084,700	(a)(c)
Sirius XM Radio Inc., Senior Notes	6.000%	7/15/24	1,100,000		1,179,750	(a)(c)
Sirius XM Radio Inc., Senior Notes	5.375%	7/15/26	2,000,000		2,052,500	(a)(c)
Walt Disney Co., Senior Notes	4.125%	12/1/41	1,550,000		1,592,307	(a)
Total Media					10,784,570
Textiles, Apparel & Luxury Goods — 0.7%
NIKE Inc., Senior Notes	3.625%	5/1/43	2,237,000		2,113,806	(a)
Total Consumer Discretionary					19,173,385

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 2.0%
Food Products — 1.6%
Boparan Finance PLC, Senior Notes	5.250%	7/15/19	540,000	GBP	$709,187	(c)
JBS Investments GmbH, Senior Notes	7.250%	4/3/24	1,385,000		1,455,981	(a)(c)
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	1,000,000		955,259	(a)
MARB Bondco PLC, Senior Notes	7.000%	3/15/24	1,135,000		1,150,550	(a)(c)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	740,000		787,168	(a)(c)
Total Food Products					5,058,145
Tobacco — 0.4%
Vector Group Ltd., Senior Secured Notes	6.125%	2/1/25	1,184,000		1,228,400	(a)(c)
Total Consumer Staples					6,286,545
Energy — 6.6%
Energy Equipment & Services — 0.8%
Rowan Cos. Inc., Senior Notes	4.750%	1/15/24	1,584,000		1,401,840	(a)
Transocean Inc., Senior Notes	8.125%	12/15/21	930,000		971,850	(a)
Total Energy Equipment & Services					2,373,690
Oil, Gas & Consumable Fuels — 5.8%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	6,117,000		7,270,464	(a)
Antero Resources Corp., Senior Notes	5.000%	3/1/25	2,000,000		1,985,000	(a)(c)
California Resources Corp., Secured Notes	8.000%	12/15/22	1,105,000		849,469	(a)(c)
Chesapeake Energy Corp., Secured Notes	8.000%	12/15/22	2,460,000		2,601,450	(a)(c)
Colorado Interstate Gas Co., LLC/Colorado Interstate Issuing Corp., Senior Notes	4.150%	8/15/26	2,000,000		1,983,524	(a)(c)
Murphy Oil Corp., Senior Notes	6.875%	8/15/24	600,000		640,500	(a)
Petrobras Global Finance BV, Senior Notes	5.750%	1/20/20	500,000		527,500	(a)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	430,000		442,836
Petrobras Global Finance BV, Senior Notes	8.750%	5/23/26	1,515,000		1,770,277	(a)
Total Oil, Gas & Consumable Fuels					18,071,020
Total Energy					20,444,710
Financials — 16.9%
Banks — 10.4%
Bank of America Corp., Subordinated Notes	7.750%	5/14/38	10,345,000		14,328,322	(a)
CIT Group Inc., Senior Notes	5.000%	8/15/22	170,000		183,311
CIT Group Inc., Senior Notes	5.000%	8/1/23	615,000		662,662	(a)
Citigroup Inc., Senior Notes	8.125%	7/15/39	5,330,000		7,866,963	(a)
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	9,000,000		9,449,091	(a)
Total Banks					32,490,349

See Notes to Financial Statements.

4	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 6.5%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	5,000,000	$5,171,960	(a)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	12,000,000	15,008,376	(a)
Total Capital Markets				20,180,336
Total Financials				52,670,685
Health Care — 2.7%
Health Care Providers & Services — 2.4%
DaVita Inc., Senior Notes	5.750%	8/15/22	1,500,000	1,558,125	(a)
DaVita Inc., Senior Notes	5.000%	5/1/25	3,760,000	3,797,600	(a)
HealthSouth Corp., Senior Notes	5.750%	11/1/24	2,060,000	2,108,925	(a)
Total Health Care Providers & Services				7,464,650
Pharmaceuticals — 0.3%
Capsugel SA, Senior Notes	7.000%	5/15/19	583,000	581,688	(a)(c)(e)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/18	267,000	266,833	(c)
Total Pharmaceuticals				848,521
Total Health Care				8,313,171
Industrials — 1.9%
Aerospace & Defense — 0.4%
Northrop Grumman Corp., Senior Notes	3.250%	8/1/23	1,236,000	1,274,818	(a)
Industrial Conglomerates — 0.3%
3M Co., Senior Notes	3.125%	9/19/46	1,000,000	884,780	(a)
Road & Rail — 0.6%
CSX Corp., Senior Notes	3.800%	11/1/46	1,000,000	944,357	(a)
Norfolk Southern Corp., Senior Notes	4.450%	6/15/45	1,000,000	1,054,686	(a)
Total Road & Rail				1,999,043
Trading Companies & Distributors — 0.6%
Fly Leasing Ltd., Senior Notes	6.750%	12/15/20	1,700,000	1,791,375	(a)
Total Industrials				5,950,016
Information Technology — 6.2%
Electronic Equipment, Instruments & Components — 0.2%
Anixter Inc., Senior Notes	5.125%	10/1/21	470,000	500,550
Internet Software & Services — 0.6%
Rackspace Hosting Inc., Senior Notes	8.625%	11/15/24	1,710,000	1,814,738	(a)(c)
Software — 3.0%
Microsoft Corp., Senior Notes	4.200%	11/3/35	9,000,000	9,515,205	(a)
Technology Hardware, Storage & Peripherals — 2.4%
Apple Inc., Senior Notes	4.500%	2/23/36	2,820,000	3,100,406	(a)
Apple Inc., Senior Notes	4.650%	2/23/46	2,970,000	3,244,024	(a)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Technology Hardware, Storage & Peripherals — continued
Dell International LLC/EMC Corp., Senior Secured Notes	6.020%	6/15/26	1,020,000		$1,122,241	(a)(c)
Total Technology Hardware, Storage & Peripherals					7,466,671
Total Information Technology					19,297,164
Materials — 4.9%
Chemicals — 2.9%
CF Industries Inc., Senior Notes	4.950%	6/1/43	4,000,000		3,378,680	(a)
Chemours Co., Senior Notes	6.625%	5/15/23	2,000,000		2,150,000	(a)
Hexion Inc., Senior Secured Notes	6.625%	4/15/20	2,075,000		1,971,250	(a)
W.R. Grace & Co., Senior Notes	5.125%	10/1/21	1,380,000		1,485,225	(a)(c)
Total Chemicals					8,985,155
Containers & Packaging — 1.0%
ARD Finance SA, Senior Secured Notes	6.625%	9/15/23	855,000	EUR	970,352	(d)(e)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc., Senior Secured Notes	4.250%	9/15/22	300,000		306,510	(c)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	800,000		794,000	(a)(c)
Sealed Air Corp., Senior Notes	5.125%	12/1/24	1,150,000		1,210,375	(a)(c)
Total Containers & Packaging					3,281,237
Metals & Mining — 0.7%
Allegheny Technologies Inc., Senior Notes	5.950%	1/15/21	1,975,000		1,965,125	(a)
Constellium NV, Senior Notes	6.625%	3/1/25	270,000		266,625	(c)
Total Metals & Mining					2,231,750
Paper & Forest Products — 0.3%
Boise Cascade Co., Senior Notes	5.625%	9/1/24	800,000		826,000	(a)(c)
Total Materials					15,324,142
Real Estate — 3.3%
Equity Real Estate Investment Trusts (REITs) — 3.3%
DuPont Fabros Technology LP, Senior Notes	5.625%	6/15/23	2,000,000		2,120,000	(a)
Equinix Inc., Senior Notes	5.375%	4/1/23	1,265,000		1,323,506	(a)
GEO Group Inc., Senior Notes	5.125%	4/1/23	200,000		202,000
GEO Group Inc., Senior Notes	6.000%	4/15/26	610,000		629,825	(a)
Iron Mountain Inc., Senior Notes	6.000%	8/15/23	900,000		960,732	(a)
Iron Mountain U.S. Holdings Inc., Senior Notes	5.375%	6/1/26	870,000		889,575	(a)(c)
SBA Communications Corp., Senior Notes	4.875%	7/15/22	2,810,000		2,901,325	(a)
SBA Communications Corp., Senior Notes	4.875%	9/1/24	1,320,000		1,334,850	(a)(c)
Total Real Estate					10,361,813
Telecommunication Services — 2.4%
Diversified Telecommunication Services — 1.4%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,670,000		2,456,400	(a)(c)

See Notes to Financial Statements.

6	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
Frontier Communications Corp., Senior Notes	8.875%	9/15/20	1,475,000	$1,562,571	(a)
Hughes Satellite Systems Corp., Senior Notes	6.625%	8/1/26	200,000	206,500	(c)
Total Diversified Telecommunication Services				4,225,471
Wireless Telecommunication Services — 1.0%
Sprint Corp., Senior Notes	7.250%	9/15/21	2,000,000	2,192,500	(a)
Sprint Corp., Senior Notes	7.125%	6/15/24	895,000	978,351	(a)
Total Wireless Telecommunication Services				3,170,851
Total Telecommunication Services				7,396,322
Utilities — 1.2%
Gas Utilities — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Senior Notes	5.875%	8/20/26	625,000	637,500	(a)
Independent Power and Renewable Electricity Producers — 1.0%
Dynegy Inc., Senior Notes	7.375%	11/1/22	880,000	844,800	(a)
NRG Energy Inc., Senior Notes	6.625%	1/15/27	925,000	920,375	(a)
NRG Yield Operating LLC, Senior Notes	5.000%	9/15/26	1,480,000	1,457,800	(a)(c)
Total Independent Power and Renewable Electricity Producers				3,222,975
Total Utilities				3,860,475
Total Corporate Bonds & Notes (Cost — $156,613,443)				169,078,428
U.S. Government & Agency Obligations — 7.1%
U.S. Government Obligations — 7.1%
U.S. Treasury Bonds (Cost — $22,544,414)	2.875%	11/15/46	22,505,000	22,124,778	(a)
Municipal Bonds — 0.8%
Georgia — 0.8%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	1,230,000	1,449,346	(a)
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	915,000	1,068,738	(a)
Total Municipal Bonds (Cost — $2,420,219)				2,518,084
Senior Loans — 0.9%
Energy — 0.3%
Oil, Gas & Consumable Fuels — 0.3%
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	835,000	903,540	(f)(g)
Health Care — 0.6%
Pharmaceuticals — 0.6%
Capsugel Holdings U.S. Inc., USD Term Loan B	4.000%	7/31/21	1,772,795	1,775,961	(f)(g)
Total Senior Loans (Cost — $2,616,608)				2,679,501

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Security			Shares	Value
Common Stocks — 0.6%
Consumer Discretionary — 0.6%
Diversified Consumer Services — 0.6%
StoneMor Partners LP (Cost — $4,904,418)			196,000	$1,887,480	(a)
Total Investments before Short-Term Investments (Cost — $484,122,323)				463,488,247

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.6%
U.S. Treasury Bills — 1.3%
U.S. Treasury Bills (Cost — $3,999,727)	0.624%	5/4/17	4,000,000	3,999,792	(h)

			Shares
Money Market Funds — 3.3%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $10,244,958)	0.679%		10,244,958	10,244,958
Total Short-Term Investments (Cost — $14,244,685)				14,244,750
Total Investments — 153.5% (Cost — $498,367,008#)				477,732,997
Mandatory Redeemable Preferred Stock, at Liquidation Value — (16.1)%				(50,000,000)
Liabilities in Excess of Other Assets — (37.4)%				(116,597,137)
Total Net Assets Applicable to Common Shareholders — 100.0%				$311,135,860

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(g)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(h)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

8	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Legg Mason BW Global Income Opportunities Fund Inc.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
IDR	— Indonesian Rupiah
INR	— Indian Rupee
IO	— Interest Only
MXN	— Mexican Peso
ZAR	— South African Rand

Summary of Investments by Country*
United States	43.9%
Brazil	19.4
Mexico	13.8
Indonesia	7.3
India	4.5
South Africa	4.1
United Kingdom	2.0
Jamaica	0.5
Ireland	0.4
Argentina	0.4
Luxembourg	0.4
Spain	0.2
Netherlands	0.1
Short-Term Investments	3.0
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of April 30, 2017 and are subject to change.

At April 30, 2017, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury Long-Term Bonds	216	6/17	$33,164,945	$33,041,250	$(123,695)

At April 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	44,673,385	JPY	4,965,000,000	JPMorgan Chase & Co.	5/2/17	$134,250
JPY	2,465,000,000	USD	21,996,069	Morgan Stanley & Co. Inc.	5/2/17	116,513
JPY	2,500,000,000	USD	22,306,372	UBS AG	5/2/17	120,181

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

April 30, 2017

Legg Mason BW Global Income Opportunities Fund Inc.

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	52,500,000	USD	16,448,914	HSBC Bank USA, N.A.	5/8/17	$69,721
USD	16,634,981	BRL	52,500,000	HSBC Bank USA, N.A.	5/8/17	116,345
EUR	7,650,000	USD	8,199,232	Citibank N.A.	5/10/17	136,741
EUR	3,715,000	USD	3,996,155	Citibank N.A.	5/10/17	51,968
USD	953,898	EUR	890,000	Citibank N.A.	5/10/17	(15,908)
USD	1,596,975	EUR	1,490,000	Citibank N.A.	5/10/17	(26,633)
USD	1,661,282	EUR	1,550,000	Citibank N.A.	5/10/17	(27,706)
USD	6,409,334	EUR	5,980,000	Citibank N.A.	5/10/17	(106,891)
EUR	360,000	USD	385,356	JPMorgan Chase & Co.	5/10/17	6,925
EUR	395,000	USD	428,136	Morgan Stanley & Co. Inc.	5/10/17	2,284
EUR	155,000	USD	166,275	Morgan Stanley & Co. Inc.	5/10/17	2,624
EUR	1,480,000	USD	1,602,756	National Australia Bank Ltd.	5/10/17	9,956
EUR	265,000	USD	284,513	UBS AG	5/10/17	4,249
EUR	300,000	USD	321,149	UBS AG	5/10/17	5,752
USD	2,427,095	EUR	2,275,000	UBS AG	5/10/17	(51,903)
NOK	215,500,000	USD	25,888,374	HSBC Bank USA, N.A.	5/15/17	(785,691)
USD	25,769,189	NOK	215,500,000	HSBC Bank USA, N.A.	5/15/17	666,507
GBP	41,950,000	USD	51,552,145	Citibank N.A.	6/9/17	2,836,591
USD	4,768,113	GBP	3,880,000	Citibank N.A.	6/9/17	(262,359)
GBP	1,350,000	USD	1,671,503	Goldman Sachs Group Inc.	6/9/17	78,791
GBP	100,000	USD	125,052	Goldman Sachs Group Inc.	6/9/17	4,599
GBP	255,000	USD	318,844	Goldman Sachs Group Inc.	6/9/17	11,766
GBP	1,030,000	USD	1,258,256	UBS AG	6/9/17	77,153
JPY	4,965,000,000	USD	44,844,264	JPMorgan Chase & Co.	8/2/17	(135,359)
Total						$3,040,466

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

See Notes to Financial Statements.

10	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2017

Assets:
Investments, at value (Cost — $498,367,008)	$477,732,997
Foreign currency, at value (Cost — $151,521)	151,521
Cash	187
Interest receivable	9,593,211
Unrealized appreciation on forward foreign currency contracts	4,452,916
Deposits with brokers for open futures contracts	1,324,686
Receivable for securities sold	346,623
Deposits with brokers for centrally cleared swap contracts	200
Prepaid expenses	27,426
Total Assets	493,629,767

Liabilities:
Loan payable (Note 5)	124,500,000
Mandatory Redeemable Preferred Stock ($100,000 liquidation value per share; 500 shares issued and outstanding) (net of deferred offering costs of $486,031) (Note 6)	49,513,969
Payable for securities purchased	3,999,795
Distributions payable to Common Stockholder	1,890,777
Unrealized depreciation on forward foreign currency contracts	1,412,450
Distributions payable to Mandatory Redeemable Preferred Stockholders	348,749
Investment management fee payable	339,672
Payable to broker — variation margin on open futures contracts	123,254
Accrued foreign capital gains tax	118,951
Interest payable	58,619
Directors’ fees payable	4,113
Accrued expenses	183,558
Total Liabilities	182,493,907
Total Net Assets Applicable to Common Shareholders	$311,135,860

Net Assets Applicable to Common Shareholders:
Common Stock par value ($0.001 par value; 20,989,795 shares issued and outstanding; 100,000,000 shares authorized)	$20,990
Paid-in capital in excess of par value	368,227,649
Overdistributed net investment income	(553,316)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(38,707,591)
Net unrealized depreciation on investments, futures contracts, forward foreign currency contracts and foreign currencies	(17,851,872)	†
Total Net Assets Applicable to Common Shareholders	$311,135,860

Common Shares Outstanding	20,989,795

Net Asset Value Per Common Share	$14.82

†	Net of accrued foreign capital gains tax of $118,951.

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended April 30, 2017

Investment Income:
Interest	$14,929,502
Dividends	129,360
Less: Foreign taxes withheld	(95,244)
Total Investment Income	14,963,618

Expenses:
Investment management fee (Note 2)	1,958,801
Interest expense (Note 5)	832,366
Distributions to Mandatory Redeemable Preferred Stockholders (Notes 1 and 6)	830,120
Amortization of preferred stock offering costs (Note 6)	77,526
Custody fees	75,022
Transfer agent fees	46,511
Directors’ fees	36,275
Audit and tax fees	32,232
Legal fees	27,001
Fund accounting fees	20,317
Shareholder reports	14,850
Stock exchange listing fees	9,076
Rating agency fees	5,225
Insurance	2,839
Miscellaneous expenses	18,887
Total Expenses	3,987,048
Net Investment Income	10,976,570

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(15,422,871)	‡
Futures contracts	(8,063,034)
Swap contracts	192,280
Forward foreign currency contracts	(4,435,531)
Foreign currency transactions	183,097
Net Realized Loss	(27,546,059)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	11,781,531	†
Futures contracts	2,945,466
Forward foreign currency contracts	8,535,007
Foreign currencies	(3,421)
Change in Net Unrealized Appreciation (Depreciation)	23,258,583
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(4,287,476)
Increase in Net Assets Applicable to Common Shareholders From Operations	$6,689,094

‡	Net of foreign capital gains tax of $50,576.

†	Net of change in accrued foreign capital gains tax of $95,164.

See Notes to Financial Statements.

12	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2017 (unaudited) and the Year Ended October 31, 2016	2017	2016

Operations:
Net investment income	$10,976,570	$19,448,928
Net realized loss	(27,546,059)	(42,964,903)
Change in net unrealized appreciation (depreciation)	23,258,583	49,991,822
Increase in Net Assets Applicable to Common Shareholders From Operations	6,689,094	26,475,847

Distributions to Common Shareholders From (Note 1):
Net investment income	(11,334,489)	(16,303,501)
Return of capital	—	(11,088,452)
Decrease in Net Assets From Distributions to Common Shareholders	(11,334,489)	(27,391,953)

Fund Share Transactions:
Cost of shares repurchased (0 and 86,958 shares repurchased, respectively)	—	(1,165,853)
Increase (Decrease) in Net Assets From Fund Share Transactions	—	(1,165,853)
Decrease in Net Assets Applicable to Common Shareholders	(4,645,395)	(2,081,959)

Net Assets Applicable to Common Shareholders:
Beginning of period	315,781,255	317,863,214
End of period*	$311,135,860	$315,781,255
*Includes overdistributed net investment income of:	$(553,316)	$(195,397)

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	13

Statement of cash flows (unaudited)

For the Six Months Ended April 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets applicable to common shareholders resulting from operations	$6,689,094
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(195,014,721)
Sales of portfolio securities	170,220,253
Net purchases, sales and maturities of short-term investments	38,645,406
Payment-in-kind	(57,324)
Net amortization of premium (accretion of discount)	590,498
Decrease in receivable for securities sold	600,165
Increase in interest receivable	(1,993,250)
Increase in prepaid expenses	(2,920)
Decrease in deposits with brokers for open futures contracts	4,324,555
Increase in deposits with brokers for centrally cleared swap contracts	(155)
Increase in payable for securities purchased	1,171,509
Decrease in investment management fee payable	(24,791)
Decrease in Directors’ fees payable	(2,297)
Increase in interest payable	9,520
Decrease in accrued expenses	(30,236)
Decrease in distributions payable to Mandatory Redeemable Preferred Stockholders	(6,880)
Decrease in payable to broker — variation margin on open futures contracts	(2,945,033)
Net realized loss on investments	15,422,871
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(20,316,538)
Net Cash Provided by Operating Activities*	17,279,726

Cash Flows From Financing Activities:
Distributions paid on common stock	(9,443,712)
Decrease in loan payable	(7,800,000)
Decrease in due to custodian	(2)
Increase in preferred stock offering costs	77,526
Net Cash Used in Financing Activities	(17,166,188)
Net Increase in Cash	113,538
Cash at Beginning of Period	38,170
Cash at End of Period	$151,708

*	Included in operating expenses is cash of $822,846 paid for interest on borrowings.

See Notes to Financial Statements.

14	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
	2017[1],[2]	2016[2]	2015[2]	2014[2]	2013[2]	2012[2,3]

Net asset value, beginning of period	$15.04	$15.08	$19.93	$19.76	$20.99	$19.06 [4]

Income (loss) from operations:
Net investment income	0.52	0.92	1.09	1.43	1.43	0.82
Net realized and unrealized gain (loss)	(0.20)	0.33	(4.04)	0.52	(1.23)	1.82
Total income (loss) from operations	0.32	1.25	(2.95)	1.95	0.20	2.64

Less distributions from:
Net investment income	(0.54) [5]	(0.77)	(1.03)	(1.04)	(0.97)	(0.52)
Net realized gains	—	—	(0.87)	(0.74)	(0.46)	(0.19)
Return of capital	—	(0.53)	—	—	—	—
Total distributions to common shareholders	(0.54)	(1.30)	(1.90)	(1.78)	(1.43)	(0.71)
Anti-dilutive impact of repurchase plan	—	0.01 [6]	—	—	—	—

Net asset value, end of period	$14.82	$15.04	$15.08	$19.93	$19.76	$20.99

Market price, end of period	$13.02	$12.94	$12.56	$17.32	$17.40	$19.43
Total return, based on NAV[7,8]	2.33%	9.18%	(15.64)%	10.39%	0.82%	14.07%
Total return, based on Market Price[9]	5.09%	14.53%	(17.68)%	10.24%	(3.41)%	0.80%

Net assets applicable to common shareholders, end of period (000s)	$311,136	$315,781	$317,863	$420,100	$416,426	$442,416

Ratios to average net assets:
Gross expenses	2.68%[10]	2.83%	2.45%	1.74%	1.71%	1.50%[10]
Net expenses	2.68 [10]	2.83	2.45	1.74	1.71	1.48 [10,11]
Net investment income	7.38 [10]	6.30	6.16	7.15	6.81	7.00 [10]

Portfolio turnover rate	38%	67%	25%	62%	108%	49%

Supplemental data:
Loan Outstanding, End of Period (000s)	$124,500	$132,300	$132,300	$132,300	$156,000	$135,000
Asset Coverage Ratio for Loan Outstanding[12]	390%	376%	378%	418%	367%	428%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[12]	$3,901	$3,765	$3,781	$4,175 [13]	$3,669 [13]	$4,277 [13]
Weighted Average Loan (000s)	$114,995	$132,300	$132,300	$145,365	$148,547	$107,842
Weighted Average Interest Rate on Loan	1.46%	1.10%	0.84%	0.81%	0.85%	0.88%
Mandatory Redeemable Preferred Stock at Liquidation Value, End of Period (000s)	$50,000	$50,000	$50,000	—	—	—
Asset Coverage Ratio for Mandatory Redeemable Preferred Stock[14]	278%	273%	274%	—	—	—
Asset Coverage, per $100,000 Liquidation Value per Share of Mandatory Redeemable Preferred Stock[14]	$278,301	$273,221	$274,363	—	—	—

See Notes to Financial Statements.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	15

Financial highlights (cont’d)

[1]	For the six months ended April 30, 2017 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the period March 28, 2012 (commencement of operations) to October 31, 2012.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

[5]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[6]	The repurchase plan was completed at an average repurchase price of $13.41 for 86,958 shares and $1,165,853 for the year ended October 31, 2016.

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

[11]	The investment manager has agreed to reimburse all organizational expenses (Note 2).

[12]	Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan outstanding at the end of the period.

[13]	Added to conform to current period presentation.

[14]

Represents value of net assets plus the loan outstanding and mandatory redeemable preferred stock at the end of the period divided by the loan and mandatory redeemable preferred stock outstanding at the end of the period.

See Notes to Financial Statements.

16	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Global Income Opportunities Fund Inc. (the “Fund”) was incorporated in Maryland on October 27, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

On February 13, 2017, the Fund announced that the Fund’s Board of Directors had approved a modification to an investment policy, effective immediately. The Fund modified a non-fundamental investment policy to permit the Fund to invest up to 55% of its assets in securities rated below investment grade. Under the previous investment policy, the Fund was permitted to invest up to 35% of its assets in securities rated below investment grade.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in global fixed income securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

18	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$230,624,463	—	$230,624,463
Collateralized mortgage obligations	—	34,575,513	—	34,575,513
Corporate bonds & notes	—	169,078,428	—	169,078,428
U.S. government & agency obligations	—	22,124,778	—	22,124,778
Municipal bonds	—	2,518,084	—	2,518,084
Senior loans	—	2,679,501	—	2,679,501
Common stocks	$1,887,480	—	—	1,887,480
Total long-term investments	1,887,480	461,600,767	—	463,488,247
Short-term investments†:
U.S. Treasury bills	—	3,999,792	—	3,999,792
Money market funds	10,244,958	—	—	10,244,958
Total short-term investments	10,244,958	3,999,792	—	14,244,750
Total investments	$12,132,438	$465,600,559	—	$477,732,997
Other financial instruments:
Forward foreign currency contracts	—	4,452,916	—	4,452,916
Total	$12,132,438	$470,053,475	—	$482,185,913

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$123,695	—	—	$123,695
Forward foreign currency contracts	—	$1,412,450	—	1,412,450
Total	$123,695	$1,412,450	—	$1,536,145

†	See Schedule of Investments for additional detailed categorizations.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

20	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2017, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

22	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social,

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

24	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,412,450. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Common shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, adopted by the Fund in August 2012, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to common shareholders. Any such modification, termination or

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Distributions to holders of Mandatory Redeemable Preferred Stock (“MRPS”) are accrued on a daily basis as described in Note 6 and are treated as an operating expense as required by GAAP. For tax purposes, the payments made to the holders of the Fund’s MRPS are treated as dividends or distributions. The character of distributions to MRPS holders made during the year may differ from their ultimate characterization for federal income tax purposes.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of April 30, 2017, there was $118,951 of capital gains tax liabilities accrued on unrealized gains.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Brandywine Global Investment Management, LLC (“Brandywine”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily managed assets. LMPFA delegates to Brandywine the

26	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine monthly 70% of the net management fee it receives from the Fund.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$172,470,283	$22,544,438
Sales	165,041,615	5,178,638

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$15,335,446
Gross unrealized depreciation	(35,969,457)
Net unrealized depreciation	$(20,634,011)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2017.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$4,452,916

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$123,695	—	$123,695
Forward foreign currency contracts	—	$1,412,450	1,412,450
Total	$123,695	$1,412,450	$1,536,145

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended April 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(8,063,034)	—	—	$(8,063,034)
Swap contracts	—	—	$192,280	192,280
Forward foreign currency contracts	—	$(4,435,531)	—	(4,435,531)
Total	$(8,063,034)	$(4,435,531)	$192,280	$(12,306,285)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$2,945,466	—	$2,945,466
Forward foreign currency contracts	—	$8,535,007	8,535,007
Total	$2,945,466	$8,535,007	$11,480,473

During the six months ended April 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$50,327,884
Futures contracts (to sell)†	1,181,700
Forward foreign currency contracts (to buy)	197,291,876
Forward foreign currency contracts (to sell)	113,157,112

Average Notional Balance
Credit default swap contracts (to sell protection)†	$3,766,729

†	At April 30, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2017:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$4,452,916	—	$4,452,916

28	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$123,254	$(123,254)	—
Forward foreign currency contracts	1,412,450	—	$1,412,450
Total	$1,535,704	$(123,254)	$1,412,450

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which allows the Fund to borrow up to an aggregate amount of $200,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the lender. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to this loan for the six months ended April 30, 2017 was $832,366. For the six months ended April 30, 2017, the average daily loan balance was $114,995,028 and the weighted average interest rate was 1.46%. At April 30, 2017, the Fund had $124,500,000 of borrowings outstanding subject to the terms of this credit agreement.

6. Mandatory redeemable preferred stock

On February 18, 2015, the Fund completed a private placement of $50,000,000 fixed rate Mandatory Redeemable Preferred Stock (”MRPS”). Net proceeds from the offering were used to make new portfolio investments and for general corporate purposes. Offering costs incurred by the Fund in connection with the MRPS issuance are being amortized to expense over the respective life of each series of MRPS.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

The table below summarizes the key terms of each series of the MRPS at April 30, 2017.

Series	Term Redemption Date	Rate	Shares	Liquidation Preference Per Share	Aggregate Liquidation Value	Estimated Fair Value
Series A	2/18/2020	3.29%	400	$100,000	$40,000,000	$39,996,625
Series B	2/18/2022	3.58%	100	$100,000	$10,000,000	$9,939,774

The MRPS are not listed on any exchange or automated quotation system. The estimated fair value of the MRPS was calculated, for disclosure purposes, based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure. The MRPS are categorized as Level 3 within the fair value hierarchy.

Holders of MRPS are entitled to receive quarterly cumulative cash dividends payable on the first business day following each quarterly dividend date (February 15, May 15, August 15 and November 15). In the event of a rating downgrade of any series of the MRPS below “A” by Fitch Ratings Inc., the applicable dividend rate will increase, according to a predetermined schedule, by 0.5% to 4.0%.

The MRPS rank senior to the Fund’s outstanding common stock and on parity with any other preferred stock. The Fund may, at its option, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends plus the make-whole amount equal to the discounted value of the remaining scheduled payments. If the Fund fails to maintain a total leverage (debt and preferred stock) asset coverage ratio of at least 225% or is in default of specified rating agency requirements, the MRPS are subject to mandatory redemption under certain provisions.

The Fund may not declare dividends or make other distributions on shares of its common stock unless the Fund has declared and paid full cumulative dividends on the MRPS, due on or prior to the date of the common stock dividend or distribution, and meets the MRPS asset coverage and rating agency requirements.

The holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect two Directors of the Fund, voting separately as a class.

MRPS issued and outstanding remained constant during the six months ended April 30, 2017.

7. Distributions subsequent to April 30, 2017

The following distributions to common shareholders have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/21/2017	5/01/2017	$0.0900
5/19/2017	6/01/2017	$0.0900
6/23/2017	7/03/2017	$0.0900
7/21/2017	8/01/2017	$0.0900
8/25/2017	9/01/2017	$0.0900

30	Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended April 30, 2017, the Fund did not repurchase any shares.

9. Deferred capital losses

As of October 31, 2016, the Fund had deferred capital losses of $21,241,935, which have no expiration date, that will be available to offset future taxable capital gains.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Legg Mason BW Global Income Opportunities Fund Inc. 2017 Semi-Annual Report	31

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Legg Mason BW Global Opportunities Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Brandywine Global Investment Management, LLC (“Brandywine”), the Fund’s sub-adviser. At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreement for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreement, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Brandywine, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Brandywine to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreement encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and Brandywine to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and Brandywine.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and Brandywine provides the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreement. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by Brandywine.

32	Legg Mason BW Global Income Opportunities Fund Inc.

Board approval of management agreement and sub-advisory agreement

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreement, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and Brandywine under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Brandywine at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Brandywine and their affiliates and the financial resources available to the corporate parent of the Manager and Brandywine, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and Brandywine under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by Brandywine and others. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Brandywine pursuant to the Sub-Advisory Agreement.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreement, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Brandywine, as well as the resources available to the Manager and Brandywine.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well

Legg Mason BW Global Income Opportunities Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited) (cont’d)

as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of twelve funds, including the Fund, for each of the 1- and 3-year periods ended June 30, 2016. The Board noted that it had received and discussed with the Manager and Brandywine information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked seventh among the funds in the Performance Universe for the 1-year period ended June 30, 2016 (first being best in these performance rankings) and was ranked eighth among the funds in the Performance Universe for the 3-year period ended such date. The Fund’s performance was worse than the Performance Universe median for each of the 1- and 3-year periods ended June 30, 2016. The Board noted that the small number of funds in the Performance Universe and Brandywine’s distinctive investment approach and strategies made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1- and 3-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each period.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreement for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fee (the “Sub-Advisory Fee”) payable to Brandywine under the Sub-Advisory Agreement in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and Brandywine. The Board noted that the Sub-Advisory Fee is paid by the Manager, not the Fund, and, accordingly, that the retention of Brandywine does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent

34	Legg Mason BW Global Income Opportunities Fund Inc.

funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense Universe had average net common share assets ranging from $182.2 million to the Fund’s $1.549 billion.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked third among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings). The Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked second among the funds in the Expense Group when compared on a common share assets only basis and was ranked third when compared on the basis of common share assets and leveraged assets. The Fund’s actual total expenses ranked fifth among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of common share assets and leveraged assets. The Fund’s total expenses, whether compared on the basis of common share assets only or on the basis of common share assets and leveraged assets, were worse (i.e., higher) than the Expense Group median for that expense component. Each of the Fund’s other expense components was better than the Expense Group median for that expense component. The Board noted that the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult. The Manager noted that distributions to its outstanding mandatory redeemable preferred shareholders, excise taxes, and interest expense on the Fund’s long-term debt contributed to its total expenses.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in

Legg Mason BW Global Income Opportunities Fund Inc.	35

Board approval of management and subadvisory agreements (unaudited) (cont’d)

response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to Brandywine was not considered to be a material factor in the Board’s considerations since the Sub-Advisory Fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had decreased by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and brandywine

The Board considered other benefits received by the Manager, Brandywine and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory

36	Legg Mason BW Global Income Opportunities Fund Inc.

Agreement would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreement, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreement as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Brandywine were present.

Legg Mason BW Global Income Opportunities Fund Inc.	37

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Legg Mason BW Global Income Opportunities Fund Inc. was held on February 24, 2017, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Common Shares and Preferred Shares, voting together, Voted for Election	Common Shares and Preferred Shares, voting together, Withheld	Preferred Shares, Voted for Election	Preferred Shares, Withheld
Leslie H. Gelb	14,999,851	299,414	—	—
William R. Hutchinson	—	—	300	—
Jane Trust	14,973,268	325,997	—	—

At April 30, 2017, in addition to Leslie H. Gelb, William R. Hutchinson and Jane Trust, the other Directors of the Fund were as follows:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Eileen A. Kamerick

Riordan Roett

38	Legg Mason BW Global Income Opportunities Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Inc. (“Computershare”), as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc. (“Computershare”), as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date;

Legg Mason BW Global Income Opportunities Fund Inc.	39

Dividend reinvestment plan (unaudited) (cont’d)

otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the

40	Legg Mason BW Global Income Opportunities Fund Inc.

greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will decrease, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a

Legg Mason BW Global Income Opportunities Fund Inc.	41

Dividend reinvestment plan (unaudited) (cont’d)

price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

42	Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason

BW Global Income Opportunities Fund Inc.

Directors

Robert D, Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment

Management, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street,

Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

BWG

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.lmef.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason BW Global Income Opportunities Fund Inc.

Legg Mason BW Global Income Opportunities Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Legg Mason BW Global Income Opportunities Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street,

Suite 1600

Louisville, KY 40202

LMFX014702 6/17 SR17-3093

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b)	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Since February 10, 2017, Anujeet Sareen became a portfolio manager of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Anujeet Sareen Brandywine Global Investment Management, LLC 2929 Arch Street, 8th Floor Philadelphia, PA 19104	Since February 10, 2017	A portfolio manager for Brandywine’s Global Fixed Income and related strategies. He joined Brandywine Global Investment Management, LLC in 2016. Prior to joining Brandywine Global, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management. Mr. Sareen has 22 years of investment industry experience. Mr. Sareen is a CFA® charterholder and earned a B.A. in Computer Science from Brown University.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of April 30, 2017.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Anujeet Sareen	Other Registered Investment Companies	7	$5.1billion	None	None
	Other Pooled Vehicles	45	$17.4 billion	5	$1.6 billion
	Other Accounts	93	$29.2 billion	15	$12.7 billion

(a)(3): Portfolio Manager Compensation

The Fund’s portfolio managers’ compensation includes a fixed base salary coupled with a bonus which is based on 1) the manager’s portfolio pre-tax performance versus the global fixed-income peer universe constructed by the Frank Russell Company, 2) the overall profitability of all portfolios managed by the portfolio managers, and 3) Brandywine’s overall profitability. The global fixed-income peer universe includes discretionary separate accounts, commingled funds, and mutual funds (gross of fees) managed for U.S. dollar oriented investors. Portfolios are measured against a global unhedged performance benchmark (measured in U.S. dollars) and have no significant currency or bond market restrictions. The comparison to the global fixed-income peer universe includes one quarter, one year, three year and five year time periods. The bonus calculation treats every account under the portfolio manager’s direction in the same manner, including the Fund.

Potential Conflicts of Interest

LMPFA, Brandywine and portfolio managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by LMPFA, Brandywine and the Fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity. Additionally, Brandywine may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, Brandywine’s trade allocation policies may result in the Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide Brandywine with brokerage and research services. These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the LMPFA’s or Brandywine’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities. LMPFA or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates. A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio manager as of April 30, 2017.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Anujeet Sareen	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason BW Global Income Opportunities Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 26, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 26, 2017